================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      333-115122               33-0183252
----------------------------          -----------          ---------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
    of Incorporation                 File Number)          Identification No.)


383 Madison Avenue                                      10179
------------------                                   ----------
New York, New York                                   (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events.

     On or about October 29, 2004, the Registrant will cause the issuance and sale of approximately $894,748,501 initial principal amount of HomeBanc Mortgage Trust 2004-2, Class A-1, Class A-2, Class M-1, Class M-2, and Class B-1 Notes (collectively the "Notes") pursuant to an indenture, to be dated as of October 29, 2004, among HomeBanc Mortgage Trust 2004-2, a Delaware statutory trust, as issuer, U.S. Bank National Association, as indenture trustee and Wells Fargo Bank, National Association, as master servicer and securities administrator.

     In connection with the sale of the Notes, the Registrant has been advised by Bear, Stearns & Co. Inc. ("Bear Stearns"), that Bear Stearns, as underwriter, has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-115122, which Computational Materials are being filed as exhibits to this report.

     The Computational Materials have been provided by Bear Stearns. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by Bear Stearns at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 2.01      Acquisition or Disposition of Assets.

               For a description of the Notes and the Mortgage Pool, refer to the Indenture and the Sale and Servicing Agreement (as defined in the Indenture).

Item 9.01      Financial Statements, Pro Forma Financial Information and
               Exhibits

               (a)      Financial Statements.

                        Not applicable.

               (b)      Pro Forma Financial Information.

                        Not applicable.

               (c)      Exhibits

               Item 601(a) of
               Regulation S-K
 Exhibit No.   Exhibit No.         Description
 -----------   -----------         -----------
      1            99              Computational Materials - Computational
                                   Materials (as defined in Item 5) that have been provided by Bear Stearns, as underwriter, to certain prospective purchasers of HomeBanc Mortgage Trust 2004-2
                                   Mortgage-Backed Notes, Series 2004-2 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August
                                   7, 1997)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       STRUCTURED ASSET MORTGAGE
                                       INVESTMENTS II INC.
                                       By:   /s/ Sara Bonesteel
                                            ------------------------
                                       Name:     Sara Bonesteel
                                       Title:    Vice President
Dated: October 29, 2004

                                   EXHIBIT INDEX



                    Item 601(a) of     Sequentially
                    Regulation S-K     Numbered
Exhibit Number      Exhibit No.        Description                Page
--------------      -----------        -----------                ----
1                   99                 Computational Materials    Filed Manually